SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2002

SAFEGUARD SCIENTIFICS, INC.

(Exact Name of Registrant as Specified in its Charter)

PENNSYLVANIA	1-5620	23-1609753

(State or other jurisdiction	(Commission	(I.R.S. Employer

of incorporation)	File Number)	Identification No.)

800 The Safeguard Building 435 Devon Park Drive, Wayne, PA	19087

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 293-0600

Item 9. Regulation FD Disclosure
SIGNATURES
Exhibit Index
STATEMENT UNDER OATH OF PRINCIPAL EXEC/ OFFICER
STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFCR

Item 9. Regulation FD Disclosure

         On August 14, 2002, each of the Principal Executive Officer, Anthony L. Craig, and Principal Financial Officer, Christopher J. Davis, of Safeguard Scientifics, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

         A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Date: August 14, 2002	By:	/s/ Christopher J. Davis

Christopher J. Davis

Managing Director and

Chief Financial Officer

Exhibit Index

Exhibit 99.1	Statement Under Oath of Principal Executive Officer dated August 14, 2002

Exhibit 99.2	Statement Under Oath of Principal Financial Officer dated August 14, 2002